COLONIAL HIGH YIELD SECURITIES FUND

                  Supplement to Prospectus dated April 30, 1997

Recently, the Fund's Trustees approved a name change for the Fund's Class D shares and eliminated the Class D share initial sales charge. The Fund's "Class D" shares have been renamed "Class C" shares and any reference in the Fund's Prospectus to "Class D" shares is now a reference to "Class C" shares. Except as described below, the other features of Class D shares remain unchanged, including the 1.00% contingent deferred sales charge.

In connection with this change, the "Maximum Sales Charge" under Shareholder Transaction Expenses on Page 2, is deleted, and the "Maximum Initial Sales Charge Imposed on a Purchase" is reduced to 0.00%. Purchases of $1,000,000 or more must be for Class A shares.

The annual distribution fee under the 12b-1 plan is 0.75% but the Distributor has voluntarily agreed to waive the fee applicable to Class C shares so that it does not exceed 0.60%. The Distributor may terminate this waiver at any time without shareholder approval.

The Fund's Annual Operating Expenses and Example are revised as follows:

                                           Class C

Management fee                               0.60%
12b-1 fees                                   0.85*
Other expenses                               0.35
                                             ----
 Total operating expenses                    1.80%
                                             ====
* After voluntary fee waiver of the distribution fee. The Distributor may terminate the fee waiver at any time without shareholder approval. See "12b-1 Plans." Absent such fee waiver, the "12b-1 fees" would have been 1.00% and the "Total operating expenses" would have been 1.95%.

The Fund's Example, as it relates to cumulative expenses attributable to a hypothetical $1,000 investment in the Fund's Class C shares for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end, is revised as follows:

                                Class C
Period:                  (6)               (7)
1 year                 $ 28            $   18
3 years                  57                57
5 years                  97                97
10 years                212               212

Without voluntary fee waiver of the distribution fee, amounts in the Example would be as follows:

                               Class C
Period:                 (6)              (7)
1 year                $ 30             $ 20
3 years                 61               61
5 years                105              105
10 years               227              227


(6)  Assumes redemption at period end.
(7)  Assumes no redemption.

The two paragraphs following the subcaption Class D Shares under the caption How to Buy Shares are revised in their entirety as follows:

Class C Shares. Class C shares are offered at net asset value and are subject to a 0.75% annual distribution fee but the Distributor has voluntarily agreed to waive the fee so that it does not exceed 0.60%, and a 1.00% contingent deferred sales charge on redemptions made within one year after the end of the month in which the purchase was accepted.


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The Distributor pays financial service firms an initial commission of 1.00% on
Class C share purchases and an ongoing commission of 0.55% annually commencing after the shares purchased have been outstanding for one year. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.60% annual distribution fee referred to above. The commission may be reduced or eliminated if the distribution fee paid by the Fund is reduced or eliminated for any reason.

Effective August 15, 1997, the Fund's Class C share exchange policy will be modified to permit only one "roundtrip" exchange per three-month period, measured from the date of the initial purchase. For example, an exchange from Fund A to Fund B and back to Fund A would be permitted only once during each three-month period.



HY-784D-0697                                                      July 1, 1997